August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated September 30, 2004

On August 25, 2005, the Board of Trustees of Morgan Stanley Aggressive Equity Fund (the "Fund") approved the use of the Russell 3000 Growth Index to define the capitalization range of securities in which the Fund may invest. It is a standard industry practice to use the index against which a fund is benchmarked to define the capitalization range of securities in which the fund may invest.

The Fund is benchmarked to the Russell 3000 Growth Index, but the Prospectus does not specify the market capitalization range of securities in which the Fund may invest.

As of June 30, 2005, the market capitalization range of the Russell 3000 Growth Index was $68 million to $367.5 billion. The universe of the Fund's potential investments will not change to any degree that will negatively impact the management of the Fund or its shareholders. The Fund will not change its investment strategy, philosophy or discipline. Additionally, there will be no material change in the day-to-day operation of the Fund.

Additionally, the first sentence of the third paragraph in the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36052SPT-02

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated September 30, 2004

The following paragraph is hereby added within the section of the Fund's Statement of Additional Information titled "II. Description of the Fund and Its Investments and Risks–B. Investment Strategies and Risks":

Emerging Market Securities.    Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Fund to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.